Supplement dated October 11, 2010
To The Prospectus Dated May 1, 2010 For

DEFINED STRATEGIES VARIABLE ANNUITY®

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-873-5654; www.jackson.com.

The purpose of this supplement is to notify you of changes to the Prospectus that are effective October 11, 2010. These changes relate to the availability of certain Guaranteed Minimum Withdrawal Benefits (GMWBs) under the Contract.

LifeGuard Freedom 6 GMWBs.

Effective October 10, 2010, the LifeGuard Freedom 6 GMWB and the LifeGuard Freedom 6 GMWB with Joint Option are no longer available to add to a Contract.  In addition, these GMWBs are no longer available as an option for conversion from a different GMWB.

(To be used with VC3652 05/10)                                                                                                                                                     JMV6093 10/10